UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2025

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4     Matters Related to Accountants and Financial Statements
Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
As previously reported in our Current Report on Form 8-K filed on May 7, 2025 (the “Prior Form 8-K”), after considering the advice and recommendations of the management of Compass Group Diversified Holdings LLC (“CODI,” or the “Company”), as well as the Company’s outside legal counsel and forensic accounting firm (the outside legal counsel and forensic accounting firm, collectively, the “Advisors”), and discussion with the Company’s independent registered accounting firm, Grant Thornton LLP (“Grant Thornton”), on May 7, 2025 the Audit Committee of the Board of Directors (the “Audit Committee”) concluded that the Company’s consolidated financial statements and other interim and full-year financial information for the fiscal year ended December 31, 2024 should no longer be relied upon and that any previously issued or filed reports, press releases, earnings releases and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the fiscal year ended December 31, 2024 should also no longer be relied upon.
These conclusions were the result of an internal investigation (the “Investigation”), initiated by the Audit Committee in April 2025, into the financing, accounting, and inventory practices of Lugano Holding, Inc. (“Lugano”), a subsidiary and operating segment of the Company, based on concerns reported to Company management, and immediately reported to the Audit Committee, as to these practices. The Investigation focuses on certain unrecorded financing arrangements and irregularities identified in sales, cost of sales, inventory, and accounts receivable recorded by Lugano.
As the Investigation has progressed, the Advisors observed and confirmed to the Audit Committee that the identified irregularities also existed during fiscal years 2022 and 2023. Accordingly, on June 18, 2025 the Audit Committee, after consultation with the Company’s management, the Advisors, and Grant Thornton, concluded that, in addition to the previously issued financial statements for fiscal year 2024 contained in the Company’s Annual Report for December 31, 2024, the previously issued financial statements and other interim and full-year financial information for the fiscal years ended December 31, 2022 and December 31, 2023 should also no longer be relied upon, and that any previously issued or filed reports, press releases, earnings releases and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the fiscal years ended December 31, 2022 and December 31, 2023 should also no longer be relied upon. The Company is continuing to evaluate the impact of these matters on internal control over financial reporting for the fiscal years ending December 31, 2022, 2023, and 2024, and expects to report one or more material weaknesses in internal control over financial reporting.
The Audit Committee presently has no reason to believe the Investigation affects or will involve any of the Company’s other operating segments.
The Audit Committee is continuing to work diligently with the Advisors to complete, as soon as possible, the Investigation and the calculation of the impact of the Lugano irregularities on sales, expenses, accounts receivable, inventory, and liabilities on the Company’s previously issued financial statements for the fiscal years ended December 31, 2022, 2023, and 2024. At this time, the Company cannot estimate the ultimate financial impact that may result from the Audit Committee’s findings on the Company’s previously issued financial statements or results of operations, or the timing for completion of the Investigation or the filing of any restatements of financial statements for the fiscal years ended December 31, 2022, 2023, or 2024.
Section 7     Regulation FD
Item 7.01    Regulation FD Disclosure
On June 25, 2025, the Company issued a press release regarding the events set forth in Items 4.02 and other information concerning the Company. A copy of the press release is filed herewith as Exhibit 99.1.

The information furnished under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly incorporated by reference in such a filing.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation the Company’s expectations as to the timing and outcome of the Investigation, the Company’s credit availability and future liquidity, actions taken in response to the outcome of the Investigation, the future performance of Lugano and the Company’s other subsidiaries, the filing or delay of the Company’s periodic reports, the amount of any potential misstatements associated with Lugano and the impact any such misstatements may have on the Company’s previously issued financial statements or results of operations, the Company’s beliefs and expectations relating to the anticipated financial and other impacts of internal control failures, if any, and the items subject to investigation and restatement review, and the impacts of any material weaknesses identified and the Company’s remediation efforts and efforts to prepare financial statements. Such forward looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by the Board of Directors and management of the Company, and on information currently available to the Board of Directors and management of the Company. These statements involve risk and uncertainties that could cause the Company’s actual results and outcomes to differ, perhaps materially, including but not limited to: the discovery of additional information relevant to the Investigation; the conclusions of the Audit Committee (and timing of those conclusions) concerning matters relating to the Investigation; the timing of the review by, and the conclusions of, Grant Thornton regarding the investigation and the Company’s financial statements; a further material delay in the Company’s financial reporting or ability to hold an annual meeting of stockholders; the impacts of restatement reviews; the likelihood that the control deficiencies identified or that may be identified in the future will result in material weaknesses in the Company’s internal control over financial reporting, and commercial litigation relating to the Investigation, including the Company’s representations regarding its financial statements and the possibility of future litigation or investigation relating to the Company’s internal controls, restatement reviews, the Investigation, or related matters. Please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for other risk factors that you should consider in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements have been made. Except as required by law, the Company does not undertake any public obligation to update any forward-looking statements to reflect events, circumstances, or new information after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

99.1	Press Release of CODI dated June 25, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2025	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2025	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer